FINANCIAL STATEMENTS OF
PRUDENTIAL'S INVESTMENT PLAN ACCOUNT
STATEMENT OF NET ASSETS
December 31, 2022

ASSETS
Investment in Prudential's Gibraltar Fund, Inc., at fair value	$122,181,381
Net Assets	$122,181,381

NET ASSETS, representing:
Paid-in capital	$152,335,002
Total distributable earnings (loss)	(30,153,621)
$122,181,381

Planholder units outstanding	15,976,705

Fund shares held	8,508,453
Fund net asset value per share	$14.36
Investment in fund shares, at cost	$160,558,313

STATEMENT OF OPERATIONS
For the year ended December 31, 2022

INVESTMENT INCOME
Dividend income	$—

EXPENSES
Charges for administration	1,152,184
NET INVESTMENT INCOME (LOSS)	(1,152,184)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	11,652,692
Net realized gain (loss) on shares redeemed	11,653,030
Net change in unrealized appreciation (depreciation) on investments	(99,823,064)
NET GAIN (LOSS) ON INVESTMENTS	(76,517,342)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(77,669,526)

The accompanying notes are an integral part of these financial statements.
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FINANCIAL STATEMENTS OF
PRUDENTIAL'S INVESTMENT PLAN ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2022 and 2021

	December 31,
	2022	2021
OPERATIONS
Net investment income (loss)	$(1,152,184)	$(1,650,359)
Capital gains distributions received	11,652,692	40,171,473
Net realized gain (loss) on shares redeemed	11,653,030	20,042,265
Net change in unrealized appreciation (depreciation) on investments	(99,823,064)	(28,709,062)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(77,669,526)	29,854,317

DIVIDENDS TO PLANHOLDER (See Note 4)	(42,659,154)	(49,872,943)

PLANHOLDER TRANSACTIONS
Planholder net payments	383,781	174,739
Reinvestment of dividends (5,120,709 and 2,658,296 units, respectively)	41,063,064	47,850,426
Surrenders, withdrawals and death benefits	(21,733,625)	(24,451,960)
Net transfers	168,415	234,083
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PLANHOLDER TRANSACTIONS	19,881,635	23,807,288

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	400,471	(188,155)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(100,046,574)	3,600,507

NET ASSETS
Beginning of year	222,227,955	218,627,448
End of year	$122,181,381	$222,227,955

PLANHOLDER UNITS
Beginning units	12,481,770	10,982,811
Units issued	5,133,619	2,675,484
Units redeemed	(1,638,684)	(1,176,525)
Ending units	15,976,705	12,481,770

The accompanying notes are an integral part of these financial statements.
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NOTES TO FINANCIAL STATEMENTS OF
PRUDENTIAL'S INVESTMENT PLAN ACCOUNT
December 31, 2022

Note 1:    General

Prudential’s Investment Plan Account (the “Account”) was established under the laws of the State of New Jersey on June 11, 1968 as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of the Systematic Investment Plan (“SIP”) or Securities Shares are invested in the Account. The portion of the Account’s assets applicable to the SIP or Securities Shares is not chargeable with liabilities arising out of any other business Prudential may conduct. A SIP share is a measure used to determine the value of a planholder’s SIP contract. A Securities Share is a contract that credits interest to planholders on purchases under Old Form SIP contracts, as outlined within the prospectus of the Account. Together, the SIP and Securities Shares are referred to individually as a “contract” or "product" and collectively, the “contracts” or "products".

New sales of the products which invest in the Account have been discontinued. However, premium payments made by planholders will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts, which offer the option to invest in a subaccount, which in turn invests in shares of the Prudential’s Gibraltar Fund, Inc. (the “Fund”). The Fund is a diversified open-end management investment company and is managed by PGIM Investments LLC (“PGIM Investments”), which is an affiliate of Prudential. The subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the Fund in which it invests.

Market Disruption, Geopolitical and Market Events Risks

Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts, geopolitical developments, terrorism, natural disasters and public health epidemics (including the global outbreak of COVID-19). The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of risks to the portfolios in which each subaccount invests in.

Recent failures of certain U.S. and international banks and actions taken by government intervention may at times result in unusually high market volatility, which could negatively impact performance of the portfolios in which each subaccount invests in.

COVID-19 has resulted in extreme stress and disruption in the global economy and financial markets. The pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the fund in which the subaccount invests. Management will continue to monitor developments, and their impact on the Account and the fair value of the fund.

These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to PGIM Investments.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of
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Note 2:    Significant Accounting Policies (continued)

investments in the Fund. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investment - The investment in shares of the Fund is stated at the reported net asset value per share of the Fund, which is based on the fair value of the underlying securities in the Fund. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the first in, first out method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Fund and are recorded on the ex-distribution date.

Taxes - It is the Account’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of its taxable net investment income and capital gains, if any, to its planholders. Therefore, no federal income tax provision is required. See Note 4 for additional tax information.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying fund, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2022, management determined that the fair value inputs for the Account’s investment, which is an open-end mutual fund registered with the SEC, were considered Level 2.

Note 4:    Taxes

Distributions to planholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-dividend date. In order to present total distributable earnings (loss) and paid in capital on the Statement of Net Assets that more closely represent their tax character, certain adjustments have been made. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Account recorded the following permanent reclassifications primarily related to Net Operating Loss:

Distributable Earnings/(Accumulated Loss)	Paid-in capital
$2,515,232	$(2,515,232)

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Note 4:    Taxes (continued)

For the year ended December 31, 2022, the tax character of dividends paid by the Account was $42,659,154 of long-term capital gains. For the year ended December 31, 2021, the tax character of dividends paid by the Account were $1,044,066 of ordinary income and $48,828,877 of long-term capital gains.

For the year ended December 31, 2022, the accumulated undistributed earnings on a tax basis were $8,223,310 of long term capital gains.

The United States federal income tax basis of the Account's investments and the net unrealized depreciation as of December 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$160,558,313	$—	$(38,376,932)	$(38,376,932)

Management has analyzed the Account’s tax positions taken on federal income tax returns for all open tax years and has concluded that, as of December 31, 2022, no liability for income tax is required in the Account’s financial statements for unrecognized tax benefits. The Account’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 5:     Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Fund for the period ended December 31, 2022 were as follows:

Purchases	$—
Sales	23,529,232

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Fund has entered into a management agreement with PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC, an indirect, wholly-owned subsidiary of Prudential Financial.

Prudential Investment Management Services LLC (“PIMS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the distributor of the shares of the Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the shares of the Fund.

Prudential also maintains a position in the Account for purposes of administering activity in the Account, including contract and Fund share transactions. As of December 31, 2022, Prudential’s position in the Account was $867,065.

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Note 7:    Financial Highlights
A summary of planholder units outstanding, unit value, net assets, investment income ratio, expense ratio, excluding expenses of the Fund, and total return is presented below for each of the five years in the period ended December 31, 2022.

	At the year ended			For the year ended
			Net	Investment
	Units		Assets	Income	Expense
	(000s)	Unit Value	(000s)(1)	Ratio*	Ratio**	Total Return***
December 31, 2022	15,977	$7.59	$121,314	0.00%	0.75%	-36.29%
December 31, 2021	12,482	$17.70	$220,950	0.00%	0.75%	14.40%
December 31, 2020	10,983	$19.81	$217,558	0.17%	0.75%	41.67%
December 31, 2019	10,699	$16.06	$171,784	0.22%	0.75%	32.14%
December 31, 2018	10,240	$14.07	$144,074	0.24%	0.75%	3.83%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the Fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as administration charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the Fund in which the Account invests.

**
These amounts represent the annualized contract expenses of the Account, consisting of administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to planholder accounts through the redemption of units and expenses of the Fund are excluded.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return assumes the reinvestment of all dividends and distributions paid by the Account.

(1)	Amounts exclude Prudential’s position in the Account.

Note 8:    Charges and Expenses - Administration Charge

The following represents the charges and expenses of the Account which are paid to Prudential.

The administration charge is applied daily against the net assets of the Account at an effective annual rate of 0.75%. Administration charge includes costs associated with issuing the contracts, establishing and maintaining records, and providing reports to planholders. This charge is assessed through a reduction in unit values.

Note 9:    Other

Planholder net payments represent planholder contributions, net of applicable deductions, charges, and state premium taxes.

Reinvestment of dividends represent reinvestment of dividends by planholder. See Note 4 for more details.

Surrenders, withdrawals and death benefits are payments to planholders and beneficiaries made under the terms of the contracts, including amounts that planholders have requested to be withdrawn or paid to them.

Net transfers represent transfer amounts to subaccount by Prudential for timing related adjustments.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Insurance Company of America and
the Planholders of Prudential’s Investment Plan Account

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Prudential’s Gibraltar Fund, Inc. of Prudential’s Investment Plan Account as of December 31, 2022, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Prudential’s Gibraltar Fund, Inc. of Prudential’s Investment Plan Account as of December 31, 2022, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of the subaccount of Prudential’s Investment Plan Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the subaccount of Prudential’s Investment Plan Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investment owned as of December 31, 2022 by correspondence with the transfer agent of the investee mutual fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 18, 2023

We have served as the auditor of the subaccount of Prudential’s Investment Plan Account since at least 2012. We have not been able to determine the specific year we began serving as auditor of the subaccount of Prudential’s Investment Plan Account.

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Tax Information
(Unaudited)

We are advising you that during the year ended December 31, 2022, the Account reported the maximum amount allowed per share, but not less than $3.89 per share as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.
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